UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 30, 2009

SourceForge, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 450
Mountain View, California  94041
(Address of principal executive offices, including zip code)

(650) 694-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           Resignation of Jon Sobel

On August 30, 2009 Jon Sobel informed SourceForge, Inc. (the “Company”) that he was resigning as the Company’s Group President, Media, effective as of September 25, 2009.

On August 31, 2009, the Company issued a press release regarding Mr. Sobel’s resignation.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Exhibits

Exhibit No.	Description

99.1	Press Release issued by SourceForge, Inc. on August 31, 2009 entitled “SourceForge, Inc. Announces Departure of Jon Sobel, Group President, Media”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCEFORGE, INC. a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris Senior Vice President, Chief Financial Officer

Date:  August 31, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by SourceForge, Inc. on August 31, 2009 entitled “SourceForge, Inc. Announces Departure of Jon Sobel, Group President, Media”